Demand Promissory Note
EX-10.21

EXHIBIT 10.21

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SALE OR DISPOSITION OF THIS NOTE MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

SECURED PROMISSORY NOTE

$ ______________________

______, 2005

FOR VALUE RECEIVED, Worldwide Excellence, Inc., a Delaware corporation with an address at 11872 La Grange Avenue, Los Angeles, California  90025 (the "Payor"), agrees to pay to the order of ____________, with an address _______________ (the "Payee”), on the Maturity Date set forth in Article "2" of this Promissory Note (the "Note"), unless earlier accelerated in accordance with the terms of this Note, the principal sum of _______________ ($______) dollars, with interest on the aforesaid amount as calculated in Article "1 "of this Note.

l.

Interest.

(a)

Interest on the unpaid principal balance shall be accrued and calculated from the date of the execution of this Note to and including the date of repayment at an annual interest rate equal to ten (10%).

(b)

Payment of the accrued and unpaid interest shall be due and payable upon payment of the principal balance of this Note pursuant to Article "2" of this Note.

2.

Maturity.  Payment of the principal balance of this Note, together with any unpaid and accrued interest thereon, shall be due and payable in full on (i) or prior to ______, 2006, or, if earlier (ii) the closing of the transaction (the "Closing") set forth in the Acquisition Agreement dated as of July 29, 2005 by and among the Company, the current stockholders of the Company, and MFC Development Corp. ("MFC") (the "Maturity Date").

3.

Consideration.

(a)

The Payee shall receive the following additional consideration for entering into this Note:

(i)

Such number of warrants of the Payor as shall upon the Closing of the transaction set forth in the Acquisition Agreement be equal to warrants to purchase ____ thousand (___,000) shares (for each dollar invested in the Note, Payee is entitled to a warrant to purchase one Warrant Share, herein defined) of MFC Common Stock exercisable over a three year period from their date of issuance at an exercise price of $1.00 per share.

(b)

The Payor, by separate Registration Rights Agreement by and among the Payor and the purchasers of the Notes and Warrants, shall provide Payees with certain piggyback registration rights relative to the Warrant Shares, as herein defined.

(c)

Subject to certain piggyback registration rights described in Paragraph “3(b)” above, the Payee understands that neither the Notes, the Warrants nor the MFC Common Stock which may be acquired upon the exercise of the Warrants (the "Warrant Shares"), have been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state and neither the Note, the Warrants nor the Warrant Shares may be sold, pledged, transferred or assigned in the absence of an effective registration statement with respect thereto under the Act and compliance with any applicable state securities law, or unless the Payor receives an opinion from its counsel, that such registration is not required. The Notes, Warrants and Warrant Shares shall bear the following restrictive legend:

“THE SECURITIES REPRESENTED BY THIS [INSTRUMENT] CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES REPRESENTED BY THIS [INSTRUMENT] CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SALE OR DISPOSITION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.”

4.

Events of Default.

The term "Event of Default" as used herein shall mean the occurrence of any one or more of these following events:

(a)

The admission in writing by the Payor of its inability to pay its debts as they mature;

(b)

The filing by the Payor of a petition in bankruptcy;

(c)

The making of an assignment by the Payor for the benefit of its creditors;

(d)

Consent by the Payor to the appointment of, or possession by, a custodian for itself or for all or substantially all of its property;

(e) The filing of a petition in bankruptcy against the Payor with the consent of the Payor;

(f)

The filing of a petition in bankruptcy against the Payor without the consent of the Payor, and the failure to have such petition dismissed within one hundred and twenty (120) days from the date upon which such petition is filed;

(g)

Notwithstanding the one hundred and twenty (120) day provision in Paragraph "(f)" of this Article "4"of this Note, on a petition in bankruptcy filed against Payor, Payor is adjudicated bankrupt;

(h)

The entry by a court of competent jurisdiction of a final non-appealable order, judgment or decree appointing, without the consent of the Payor, of a receiver, trustee or custodian for the Payor or of all or substantially all of the property or assets of Payor;

(i)

The commencement of a proceeding to foreclose the security interest in, or lien on, any property or assets to satisfy the security interest or lien therein of any creditor of the Payor;

(j)

The entry of a final judgment for the payment of money by a court of competent jurisdiction against the Payor, which judgment the Payor shall not discharge (or provide for such discharge) in accordance with its terms within one hundred twenty (120) days of the date of entry thereof, or procure a stay of execution thereof within one hundred twenty (120) days from the date of entry thereof and , within such one hundred twenty (120) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, which would have a material adverse effect upon the operations and financial condition of the Payor; and

(k)

The imposition of any attachment or levy, or other issuance of any note of eviction against the assets or properties of the Payor which would have a material adverse effect upon the operations and financial condition of the Payor.

5.

Remedies Upon Default.

Upon the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing, the entire unpaid principal balance which is due pursuant to this Note shall, at the Payee's option, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Payor

6.

Non-Exclusive Remedy.

Any remedy that is set forth in this Note is not exclusive of any remedies that are provided by law.

7.

Liability Upon Default.

The liability of the Payor upon default shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Payee including, but not limited to, any extension of time, renewal, waiver or other modification.

8.

Exercise of Remedy Upon Default.

No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9.

Collection Costs.

The Payor agrees to pay all reasonable costs of collection, including attorney's fees and costs, which may be paid or incurred by the Payee in connection with the Payee's exercise of its rights or remedies under this Note; provided, however, that the Payor's obligation pursuant to this Article "9" of this Note shall not exceed twenty (20%) percent of the value of the amount sought by the Payee.

10.

Full Recourse; Security.

Anything in this Note to the contrary notwithstanding, the Payor hereunder shall be liable on this Note for the full amount of the principal and interest due pursuant to this Note.

As collateral for the Payor’s obligations under this Note, the Payor hereby grants the Payee a lien on and a security interest in all of the Payor’s assets and hereby grants the Payee the right in the Payor’s name to file one or more financing statements and any other instruments required to perfect a lien on and a security interest, on an in pari passu basis, in the Payor’s assets with the Payor’s other senior creditors.

11.

Miscellaneous.

(a)

Headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

(b)

If any provision which is contained in this Note should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid or unenforceable provision had not been contained herein.

(c)

Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by personal delivery or by mail by certified or registered mail, postage prepaid, return receipt requested (postage prepaid) or generally recognized overnight courier with confirmation of delivery addressed as follows:

To the Payee:

____________________

____________________

____________________

To the Payor:

Worldwide Excellence, Inc.

11872 La Grange Avenue

Los Angeles, California  90025

Attention:  Jeffrey S. Edell, President/CEO
Facsimile No.: (310) 575-4044

Wth a copy to:

Gersten Savage LLP

600 Lexington Avenue, 9th Floor

New York, New York 10022-6018

Attention:  Jay Kaplowitz, Esq.

        Facsimile No.: (212) 980-5192

or in each case to such other address as shall have last been furnished by like notice.  Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

(d)

This Note shall be construed, governed, applied and enforced in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws. Each of the parties hereto consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

(e)

This Note may not be assigned or transferred by the Payee unless the Payor receives an opinion from its counsel that an exemption applies.

(f)

This Note and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g)

The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Note and the intents and purposes hereof.

(h)

This Note shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(j)

Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Note shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and the failure of any party to insist in anyone or more cases upon the performance of any of the provisions, covenants or conditions of this Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, and no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(k)

This Note may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by the Payor and the Payee of this Note.

(l)

The provisions of this Note shall be deemed separable. Therefore, if any part of this Note is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Note.

IN WITNESS WHEREOF, the Payor has executed this Note as of the ___ day of ________, 2005.

Worldwide Excellence, Inc.

By: _____________________________

       Jeffrey S. Edell, President and CEO

Agreed:

_________________________